UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2003

Sykes Enteprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Ashley Drive, Tampa, Florida 33602

(Address of principal executive offices, including zip code)

(813) 274-1000

(Registrant’s telephone number, including area code)

Item 7. Exhibits

Exhibit 99.1	Press release dated April 28, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition

On April 28, 2003, Sykes Enterprises, Incorporated (the “Company”) issued a press release announcing its financial results for the three-month period ended March 31, 2003. The press release is attached as Exhibit 99.1

(Remainder of page intentionally left blank.)

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

By: W. Michael Kipphut

Date: April 28, 2003	W. Michael Kipphut Group Executive, Senior Vice President – Finance

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